                                                                    EXHIBIT 24.1


                                   POWER OF ATTORNEY
                                   -----------------

    The undersigned directors and officers of Brunswick Corporation, a Delaware corporation (the "Company"), do hereby nominate, constitute and appoint Victoria
J. Reich and Richard S. O'Brien and each of them individually, the true and lawful attorney or attorneys of the undersigned, with power to act with or without the others and with full power of substitution and resubstitution, to execute in the name and on behalf of the undersigned as directors and officers of the Company, the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2000 and any and all amendments thereto; and each of the undersigned hereby ratifies and approves all that said attorneys or any of them shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney in one or more counterparts on the date set opposite his or her name.


Capacity                               Signature                    Date
--------                               ---------                    ----

Chairman of the Board,          /s/ George W. Buckley           February 6, 2001
Chief Executive Officer         ---------------------
(Principal Executive            George W. Buckley
Officer) and Director

Director                        /s/ Nolan D. Archibald          February 6, 2001
                                ----------------------
                                Nolan D. Archibald

Director                        /s/ Dorrit J. Bern              February 6, 2001
                                ------------------
                                Dorrit J. Bern

Director                        /s/ Jeffrey L. Bleustein        February 6, 2001
                                ------------------------
                                Jeffrey L. Bleustein

Director                        /s/ Michael J. Callahan         February 6, 2001
                                -----------------------
                                Michael J. Callahan
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Capacity                               Signature                    Date
--------                               ---------                    ----

Director                        /s/ Manuel A. Fernandez         February 6, 2001
                                -----------------------
                                Manuel A. Fernandez

Vice Chairman                   /s/ Peter B. Hamilton           February 6, 2001
and Director                    ---------------------
                                Peter B. Hamilton

Director                        /s/ Peter Harf                  February 6, 2001
                                --------------
                                Peter Harf

Director                        /s/ Jay W. Lorsch               February 6, 2001
                                -----------------
                                Jay W. Lorsch


Director                        /s/ Bettye Martin Musham        February 6, 2001
                                ------------------------
                                Bettye Martin Musham


Director                        /s/ Kenneth Roman               February 6, 2001
                                -----------------
                                Kenneth Roman


Director                        /s/ Robert L. Ryan              February 6, 2001
                                ------------------
                                Robert L. Ryan


Director                        /s/ Roger W. Schipke            February 6, 2001
                                --------------------
                                Roger W. Schipke


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